STEIN MART, INC.
                                2001 OMNIBUS PLAN

                OPTION AWARD AGREEMENT FOR NON-EMPLOYEE DIRECTORS


                  THIS AGREEMENT is made and entered into as of the date set forth on the signature page hereof by and between STEIN MART, INC., a Florida corporation ("Company"), and the non-employee director of the Company whose signature is set forth on the signature page hereof (the "Non-Employee Director").

                               W I T N E S S E T H

                  WHEREAS, the Company has adopted the Stein Mart, Inc. 2001 Omnibus Plan ("Plan"), the terms of which, to the extent not stated herein, are specifically incorporated by reference in this Agreement;

                  WHEREAS, the purpose of the Plan is to permit Awards under the Plan to be granted to certain Non-Employee Directors of the Company and its Affiliates and to further specify the terms and conditions under which such individuals may receive such Awards;

                  WHEREAS, the Non-Employee Director is now acting for the Company in a non-employee director capacity and the Company desires him or her to remain in such capacity, and to secure or increase his or her ownership of Shares in order to increase his or her incentive and personal interest in the success and growth of the Company; and

                  WHEREAS, defined terms used herein and not otherwise defined herein shall have the meanings set forth in the Plan.

                  NOW, THEREFORE, in consideration of the premises and of the covenants and agreements herein set forth, the parties hereby mutually covenant and agree as follows:

                  1. Option Grant. The Company hereby grants to the Non-Employee Director an initial Option to purchase from the Company all or any part of 4,000 Shares in accordance with Section 10.1(a) of the Company's 2001 Omnibus Plan at the purchase price set forth on the signature page of this Agreement.

                  2. Nontransferability of Option. Options granted the Non-Employee Director under the Plan are not transferable other than by will or by the laws of descent and distribution. The Option may be exercised during the life of the Non-Employee Director only by the Non-Employee Director (or his/her legal representative).

                  3. Exercise of Option. The exercise of Options granted to Non-Employee Directors is governed in all respects by the terms of the Plan, Particularly Section 10.1(b) and Section 10.1(c). Except as provided herein, the Option shall be exercisable only prior to the Expiration Date, and then only as set forth in the following table:

                                                        Cumulative Number
                                                        -----------------
                                                       of Shares Optioned
                                                       ------------------
        Years From Grant Date                         Which Is Exercisable
        ---------------------                         --------------------

         After 3 Years                                        1,334

         After 4 Years                                        2,667

         After 5 Years                                        4,000


                  4.    Beneficiary.

                        (b) (a) The person whose name appears on the signature page hereof after the caption "Beneficiary" or any successor designated by the Non-Employee Director in accordance herewith (the person who is the Non-Employee Director's Beneficiary at the time of his death herein referred to as the "Beneficiary") shall be entitled to exercise any Option which has been granted, to the extent it is exercisable, after the death of the Non-Employee Director. The Non-Employee Director may from time to time revoke or change his Beneficiary without the consent of any prior Beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Non-Employee Director's death, and in no event shall any designation be effective as of a date prior to such receipt.

                        (c) If no such Beneficiary designation is in effect at the time of a Non-Employee Director's death, or if no designated Beneficiary survives the Non-Employee Director or if such designation conflicts with law, the Non-Employee Director's estate shall be entitled to exercise any Option granted prior to death of the Non-Employee Director, to the extent it is exercisable, after the death of the Non-Employee Director. If the Committee is in doubt as to the right of any person to exercise the Option, the Company may refuse to recognize such exercise, without liability for any interest or dividends on the Option Stock, until the Committee determines the person entitled to exercise the Option, or the Company may apply to any court of appropriate jurisdiction and such application shall be a complete discharge of the liability of the Company therefor.

                  5. No Rights As Stockholder. The Non-Employee Director shall have no rights as a holder of the Option Stock until the issuance of a certificate for the Option Stock.

                  6. Adjustments in Event of Change in Shares. Section 4.3 of the Plan shall govern adjustments in the event of a change in Shares.



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


                  7. Miscellaneous. (a) This Agreement shall be governed and construed in accordance with the laws of the State of Florida applicable to contracts made and to be performed therein between residents thereof.

                        (b) This Agreement may not be amended or modified except by the written consent of the parties hereto.

                        (c) The captions of this Agreement are inserted for convenience of reference only and shall not be taken into account in construing this Agreement.

                        (d) Any notice, filing or delivery hereunder or with respect to Option Stock shall be given to the Non-Employee Director at either his usual work location or his home address as indicated in the records of the Company, and shall be given to the Committee or the Company at 1200 Riverplace Boulevard, Jacksonville, Florida 32202, Attention Corporate Secretary. All such notices shall be given by first class mail, postage prepaid, or by personal delivery.

                  This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns and shall be binding upon and inure to the personal benefit of the Non-Employee Director, the Beneficiary and the personal representative(s) and heirs of the Non-Employee Director.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officer, and the Non-Employee Director has hereunto affixed his hand, all on the day and year set forth below.

                                       STEIN MART, INC.


                                       By:______________________________________

                                          Its:__________________________________



                                       _________________________________________
                                       Non-Employee Director [Signature]



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


                                       Name:____________________________________

                                       No. of Shares of Option Stock:___________

                                       Purchase Price Per Share:________________

                                       Date of Agreement:_______________________

                                       Grant Date:______________________________

                                       Exercise Date:___________________________

                                       Expiration Date:_________________________


                                       PLEASE PRINT BENEFICIARY INFORMATION

                                       Beneficiary:_____________________________

                                       Address of Beneficiary:

                                       _________________________________________

                                       _________________________________________

                                       Beneficiary Tax Identification No. or
                                       Social Security No.:

                                       _________________________________________










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